UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2006

                           ASTRATA GROUP INCORPORATED
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             (Exact name of registrant as specified in its charter)


           Nevada                      000-32475                  84-1408762
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

     1801 Century Park East, Suite 1830, Los Angeles, California 90067-2320
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 282-8646


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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.


         On June 14, 2006, the company issued a press release attached has
Exhibit 99.1. The release announced that it received a purchase order from AST Europe Group AB for 50,000 Fleet Management/AVL devices plus associated software.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

 99.1 Press Release dated June 14, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2006                              ASTRATA GROUP INCORPORATED

                                                  By:    /s/ Martin Euler
                                                         Martin Euler
                                                         Chief Executive Officer